FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT AND OTHER REPURCHASE DOCUMENTS
(Wachovia/MMA)

THIS FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of November 21, 2007 (this “Amendment No. 1”), is entered into by and among MMA REALTY CAPITAL REPURCHASE SUBSIDIARY, LLC, a Maryland limited liability company, as the seller (together with its successors and permitted assigns, the “Seller”), VARIABLE FUNDING CAPITAL COMPANY LLC, a Delaware limited liability company, as the purchaser (together with its successors and assigns, “Purchaser”), WACHOVIA CAPITAL MARKETS, LLC, a Delaware limited liability company (together with its successors and assigns, “WCM”), as the deal agent for VFCC (together with its successors and assigns in such capacity, the “Deal Agent”), MMA REALTY CAPITAL, LLC, a Maryland limited liability company, as the limited guarantor (together with its successors and permitted assigns, “Limited Guarantor”), MUNICIPAL MORTGAGE & EQUITY, LLC, a Delaware limited liability company, as the parent (together with its successors and permitted assigns, “the Parent”), and consented to by MMA CAPITAL CORPORATION, a Michigan corporation, as the pledgor (together with its successors and permitted assigns, the “Pledgor”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

R E C I T A L S

WHEREAS, the Seller, the Limited Guarantor, the Parent, the Purchaser and the Deal Agent are parties to that certain Master Repurchase Agreement, dated as of November 13, 2006 (as amended by this Amendment No. 1, the “Repurchase Agreement”);

WHEREAS, the Seller, the Parent and the Limited Guarantor desire to make certain modifications to the Repurchase Documents;

WHEREAS, the Purchaser and the Deal Agent are willing to modify the Repurchase Documents as requested by the Seller, the Parent and the Limited Guarantor on the terms and conditions specified herein; and

WHEREAS, the Pledgor is a party to other Repurchase Documents and related agreements that may be affected, directly or indirectly, by this Amendment No. 1 and desires to evidence its agreement to the amendments and modifications set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Amendment to Repurchase Agreement.

(a) The definition of “Facility Maturity Date” contained in Subsection 1.1(b) to the Repurchase Agreement is hereby amended and restated in its entirety as follows:

““Facility Maturity Date”: Subject to Article X, the earliest of (a) December 31, 2007, (b) the date on which the Liquidity Agreement terminates, expires or is unavailable and (c) the date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of Applicable Law.”

(b) The definition of “Maximum Amount” contained in Subsection 1.1(b) to the Repurchase Agreement is hereby amended and restated in its entirety as follows:

““Maximum Amount”: Subject to Subsection 2.3(a) of this Agreement, $9,000,000; provided, however, on and after the Facility Maturity Date, the Maximum Amount shall mean the aggregate Purchase Price outstanding for all Transactions.”

(c) The definition of “LC Permitted Draw Amount” contained in Subsection 1.1(b) to the Repurchase Agreement is hereby amended and restated in its entirety as follows:

““LC Permitted Draw Amount”: On any date of determination, the maximum amount that the Deal Agent is permitted to draw under the Letter of Credit, which amount shall be set forth in a Credit Support Annex and shall be equal to the lesser of (x) $5,445,000 and (y) the sum of (a) the Base Credit Support plus (b) the Excess Credit Support.”

Section 2. Amendment to Fee Letter.

The definition of “Letter of Credit Amount” contained in the Fee Letter is hereby amended and restated in its entirety as follows:

““Letter of Credit Amount”: $5,445,000 in the aggregate.”

Section 3. Repurchase Documents in Full Force and Effect as Modified.

Except as specifically modified hereby, the Repurchase Documents shall remain in full force and effect. All references to any Repurchase Document shall be deemed to mean each Repurchase Document as modified by this Amendment No. 1. This Amendment No. 1 shall not constitute a novation of the Repurchase Documents, but shall constitute a modification thereof. The parties hereto agree to be bound by the terms and conditions of the Repurchase Documents, as modified by this Amendment No. 1, as though such terms and conditions were set forth herein. For the avoidance of doubt, the parties acknowledge and agree that the Funding Expiration Date has occurred and that no additional purchases or advances of Purchase Price shall be made under the Repurchase Agreement.

Section 4. Representations.

Each of the Seller, the Parent the Limited Guarantor and the Pledgor represent and warrant, as of the date of this Amendment No. 1, as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization and each jurisdiction where it conducts business;

(b) the execution, delivery and performance by it of this Amendment No. 1 is within its corporate, company or partnership powers, has been duly authorized and does not contravene (1) its Authority Documents or its applicable resolutions, (2) any Applicable Law or (3) any Contractual Obligation, Indebtedness or Guarantee Obligation;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment No. 1;

(d) this Amendment No. 1 has been duly executed and delivered by it;

(e) this Amendment No. 1, as well as each of the Repurchase Documents as modified by this Amendment No. 1, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) no Default or Event of Default exists or will exist after giving effect to this Amendment No. 1; and

(g) each of the Repurchase Documents is in full force and effect and neither the Seller, the Parent, the Limited Guarantor nor the Pledgor has any defense, offset, counterclaim, abatement, right of rescission or other claims, legal or equitable, available to the Seller, the Parent, the Limited Guarantor, the Pledgor or any other Person with respect to this Amendment No. 1, the Repurchase Agreement, the Repurchase Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, or with respect to the obligation of the Seller, the Parent and the Limited Guarantor to repay the Obligations and other amounts due under the Repurchase Documents.

Section 5. Conditions Precedent.

The effectiveness of this Amendment No. 1 is subject to the following conditions precedent: (i) delivery to the Deal Agent of this Amendment No. 1 duly executed by each of the parties hereto; (ii) delivery to the Deal Agent of the originals of one (1) or more replacement Letters of Credit in the aggregate amount of the Letter of Credit Amount, which Letters of Credit shall be in form and substance satisfactory to the Deal Agent in its discretion; (iii) the aggregate Purchase Price outstanding for all Transactions shall be equal to or less than the Maximum Amount as of the date of this Amendment No. 1; (iv) the payment of all reasonable legal fees and expenses of Moore & Van Allen PLLC, as counsel to the Deal Agent, in the amount to be set forth on a separate invoice; and (v) such other documents, agreements or certifications as the Deal Agent may reasonably require.

Upon the satisfaction of the conditions precedent in this Section 5 of this Amendment No. 1, the Deal Agent shall deliver to the Seller the Letters of Credit issued by the Letter of Credit Issuers in the aggregate Letter of Credit Amount of $100,000,000.

Section 6. Miscellaneous.

(a) This Amendment No. 1 may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment No. 1 are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment No. 1 may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

(d) The interpretive provisions of Sections 1.2, Section 1.3 and Section 1.4 of the Repurchase Agreement are incorporated herein mutatis mutandis.

(e) This Amendment No. 1 represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(f) THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:

MMA REALTY CAPITAL REPURCHASE SUBSIDIARY, LLC, a Maryland limited liability company

By: /s/Thomas P. Cornett
Name: Thomas P. Cornett
Title: Senior Vice President

MMA Realty Capital Repurchase Subsidiary, LLC

3000 Bayport Drive, Suite 1100
Tampa, Florida 33607
Attention: Thomas P. Cornett
Facsimile No.: (813) 425–8000
Confirmation No.: (813) 868–8076

[Signatures Continued on the Following Page]

THE PURCHASER:
VARIABLE FUNDING CAPITAL COMPANY LLC,
as a Purchaser

By: Wachovia Capital Markets, LLC,
as attorney–in–fact

By: /s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Director

Variable Funding Capital Company LLC

c/o Wachovia Capital Markets, LLC
301 South College Street, TW10
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No.: (704) 383–9579
Confirmation No. (704) 374–2520

[Signatures Continued on the Following Page]

THE DEAL AGENT:
WACHOVIA CAPITAL MARKETS, LLC

By: /s/ H. Lee Goins III
Name: H. Lee Goins III
Title: Vice President

Wachovia Capital Markets, LLC
301 South College Street, NC0166
Charlotte, North Carolina 28288
Attention: Lee Goins
Facsimile No.: (704) 715–0066
Confirmation No.: (704) 715–7655

[Signatures Continued on the Following Page]

THE LIMITED GUARANTOR:
MMA REALTY CAPITAL, LLC,
a Maryland limited liability company

By: /s/Thomas P. Cornett
Name: Thomas P. Cornett
Title: Senior Vice President

MMA Realty Capital, LLC
3000 Bayport Drive, Suite 1100
Tampa, Florida 33607
Attention: Thomas P. Cornett
Facsimile No.: (813) 425–8000
Confirmation No.: (813) 868–8076

[Signatures Continued on the Following Page]

THE PARENT:
MUNICIPAL MORTGAGE & EQUITY, LLC,
a Delaware limited liability company

By: /s/Thomas P. Cornett
Name: Thomas P. Cornett
Title: Senior Vice President

Municipal Mortgage & Equity, LLC
3000 Bayport Drive, Suite 1100
Tampa, Florida 33607
Attention: Thomas P. Cornett
Facsimile No.: (813) 425–8000
Confirmation No.: (813) 868–8076

[Signatures Continued on the Following Page]

Acknowledged and agreed to by the Pledgor with
respect to provisions expressly applicable to it:

MMA CAPITAL CORPORATION,
a Michigan corporation

By: /s/Thomas P. Cornett
Name: Thomas P. Cornett
Title: Senior Vice President

MMA Capital Corporation
3000 Bayport Drive, Suite 1100
Tampa, Florida 33607
Attention: Thomas Cornett
Facsimile No.: (813) 425–8000
Confirmation No.: (813) 868–8076